EXHIBIT 99(a)

May 12, 2000


Albright, Persing & Associates, Ltd.
1025 Ridgeview Drive, Suite 300
Reno, NV  89509
Telephone: 775-826-5432
Telefax: 775-826-5510

Dear Sirs:

Enclosed please find copy of Proposed 8K to be filed with the Securities and Exchange Commission (SEC). We are requesting from you to furnish us with a letter addressed to the Securities and Exchange Commission (SEC) whether or not you agree with the statements.

Please forward us this letter as soon as possible.

Accordingly,



AMAZON NATURAL TREASURES, INC.



/s/ Michael A. Sylver

Michael A. Sylver
President

MAS:jr
Enclosure